Exhibit 99.1

Occidental Announces 2nd Quarter 2019 Results

•                  Anadarko shareholder vote scheduled for August 8; acquisition anticipated to close promptly thereafter

•                  Formed strategic partnership with Ecopetrol to develop Midland Basin acreage for proceeds of $750 million in cash plus $750 million of carried capital

•                  Hedged 2020 oil price risk with 300,000 barrels of oil per day of costless collars

•                  Announced dividend increase for the 17th consecutive year

•                  Returned $600 million to shareholders, representing approximately one third of operating cash flow

•                  Achieved pre-tax income guidance for both OxyChem and Midstream

•                  Oil and gas operating costs per BOE decreased 5 percent quarter-over-quarter

•                  Global production of 741,000 BOE per day exceeded the high end of guidance, with Permian Resources up 44 percent year-over-year

HOUSTON — July 31, 2019 — Occidental Petroleum Corporation (NYSE:OXY) today announced net and core income for the second quarter of 2019 of $635 million, or $0.84 per diluted share, and $729 million, or $0.97 per diluted share, respectively. Net and core income for the first quarter of 2019 were $631 million, or $0.84 per diluted share. Second quarter pre-tax non-core items of $107 million include Anadarko acquisition-related transaction and debt financing fees.

“We are pleased to deliver another quarter of strong operational and financial results. The strength of our integrated business model and confidence in our future performance enabled us to increase our dividend for the 17th consecutive year,” said President and Chief Executive Officer Vicki Hollub. “As we move toward closing the acquisition of Anadarko and combining our two companies into an innovative and sustainable energy leader, we remain well positioned to drive profitable growth and return excess cash to our shareholders. Our strategic partnership with Ecopetrol is a further example of our commitment to enhancing our value proposition.”

QUARTERLY RESULTS

Oil and Gas

Oil and gas pre-tax income for the second quarter of 2019 was $726 million, compared to $484 million for the prior quarter. The increase in second quarter core income reflected higher crude oil prices and sales volumes, partially offset by a negative non-cash mark-to-market adjustment on carbon dioxide purchase contracts along with lower domestic gas prices.

Total average daily production volumes exceeded guidance at 741,000 barrels of oil equivalent (BOE) for the second quarter of 2019, compared to 719,000 BOE for the first quarter of 2019. Permian Resources average daily production volumes exceeded guidance at 289,000 BOE for the second quarter of 2019, an increase of 11 percent from the prior quarter due to improved well performance and development activity. Year-over-year, Permian Resources production for the second quarter of 2019 increased by 44 percent. International average daily production volumes also exceeded guidance at 295,000 BOE for the second quarter of 2019. Compared to 298,000 BOE for the first quarter of 2019, production in the second quarter of 2019 was lower due to production sharing impacts in Oman.

Total cash operating costs per BOE for the second quarter of 2019 of $10.97 per BOE decreased by 5 percent, compared to the prior quarter. Compared to total year 2018, total cash operating costs per BOE decreased by over 8 percent due to improved efficiencies in downhole maintenance and lower energy costs.

For the second quarter of 2019, average WTI and Brent marker prices were $59.82 per barrel and $68.32 per barrel, respectively. Average worldwide realized crude oil prices increased by 12 percent from the prior quarter to $58.91 per barrel in the second quarter of 2019. Average worldwide realized NGL prices decreased by 1 percent from the prior quarter to $18.00 per BOE in the second quarter of 2019. Average domestic realized gas prices decreased by 83 percent from the prior quarter to $0.23 per Mcf in the second quarter of 2019.

Chemical

Chemical pre-tax income for the second quarter of 2019 was $208 million, compared to $265 million for the first quarter of 2019. The decrease in income reflected lower realized caustic soda prices in the second quarter of 2019, along with fees received under a pipeline easement agreement in the first quarter of 2019, slightly offset by favorable feedstock costs.

Midstream and Marketing

Midstream and marketing pre-tax income for the second quarter of 2019 was $331 million, compared to $279 million for the first quarter of 2019. The increase in income in the second quarter of 2019 reflected higher marketing results as the first quarter had significant non-cash mark-to-market losses, as well as higher pipeline income from Dolphin Pipeline, which had completed its first quarter planned maintenance. The increase was partially offset by lower gas plant income due to planned maintenance at certain domestic gas plants.

Subsequent Events

In July 2019, Occidental entered into three-way costless collar derivative instruments for 2020 and additional call options in 2021 for 300,000 barrels of oil per day to manage its near-term exposure to cash-flow variability from commodity price risks. Occidental entered into the 2021 call options to substantially improve the ceiling price that it will receive for contracted commodity volumes in 2020.

On July 31, 2019, Occidental and Ecopetrol entered into definitive agreements to form a joint venture to develop 97,000 net acres of Occidental’s Midland Basin properties in the Permian Basin. Ecopetrol will pay $750 million in cash at closing and $750 million of carried capital in exchange for a 49-percent interest in the new venture. Occidental will own a 51-percent interest and operate the joint venture. During the carry period, Ecopetrol will pay 75-percent of Occidental’s share of capital expenditures. The joint venture allows Occidental to accelerate its development plans in the Midland Basin, where it currently has minimal activity. Occidental will retain production and cash flow from its existing operations in the Midland Basin. This transaction is expected to close in the fourth quarter of 2019.

Supplemental Non-GAAP Measures

This press release refers to core income, a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP). A definition of core income and a reconciliation to net income, the comparable GAAP financial measure, is included in the financial schedules of this press release. Occidental’s definition of core income may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental Petroleum Corporation’s (“Occidental”) expectations, beliefs, plans or forecasts. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which involve factors or circumstances that are beyond Occidental’s control. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance.

Factors that could cause actual results to differ and that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the U.S. Securities and Exchange Commission (“SEC”). Additional factors related to the proposed transaction between Occidental and Anadarko Petroleum Corporation (“Anadarko”) appear in the definitive proxy statement/prospectus that is a part of Occidental’s registration statement on Form S-4, as amended (the “Registration Statement”), which was declared effective by the SEC on July 11, 2019, in connection with the proposed transaction between Occidental and Anadarko.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this press release and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the proposed acquisition of Anadarko, Occidental has filed with the SEC the Registration Statement, containing a prospectus of Occidental that also constitutes a proxy statement of Anadarko. Anadarko mailed a definitive proxy statement/prospectus to stockholders of Anadarko. In connection with the consent solicitation by Carl C. Icahn and certain related parties, Occidental has also filed with the SEC a consent revocation solicitation statement on Schedule 14A and mailed such consent revocation solicitation statement to stockholders of Occidental. This press release is not a substitute for the proxy statement/prospectus or Registration Statement or other document Occidental and/or Anadarko has filed or may file with the SEC in connection with the proposed transaction between Occidental and Anadarko or a substitute for any consent revocation solicitation statement or other document that Occidental has filed or may file with the SEC in connection with any solicitation by Occidental.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE REGISTRATION STATEMENT, THE CONSENT REVOCATION SOLICITATION STATEMENT (INCLUDING, IN EACH CASE, ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY OCCIDENTAL AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OCCIDENTAL, ANADARKO, THE PROPOSED TRANSACTION AND ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Occidental and Anadarko free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Occidental and Anadarko are also available free of charge by accessing their websites at www.oxy.com and www.anadarko.com, respectively.

Participants

Occidental, Anadarko and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction between Occidental and Anadarko. In addition, Occidental, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Occidental. Information about Occidental’s executive officers and directors is available in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 21, 2019, in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019, and in its Form 8-K which was filed with the SEC on July 15, 2019. To the extent holdings of Occidental securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Anadarko’s executive officers and directors is available in Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 14, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 29, 2019. Additional information regarding the interests of such potential participants is included in the Registration Statement, proxy statement/prospectus and is or will be included in other relevant documents filed with the SEC. These documents are or will be available free of charge from the sources indicated above.

About Occidental

Occidental is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment purchases, markets, gathers, processes, transports and stores hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at oxy.com.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:

Jeff Alvarez

713-215-7864

jeff_alvarez@oxy.com

On the web: oxy.com

Occidental Petroleum Corporation

Quarter 2 2019 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results
• Reconciliation - Diluted EPS

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	Consolidated Condensed Statements of Operations
Reconciliation - Return on Capital Employed

6	Consolidated Condensed Balance Sheets

7	Consolidated Condensed Statements of Cash Flows
Details of Capital Expenditures and Depreciation, Depletion and Amortization

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

10	Oil and Gas $/BOE Costs and Exploration Expense

11	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2018					2019
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income
Reported Income ($ millions)	$708	$848	$1,869	$706	$4,131	$631	$635			$1,266
Reported EPS - Diluted ($/share)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84			$1.68
Effective tax rate	32%	26%	28%	15%	26%	26%	33%			30%

Core Income (Non-GAAP) ($ millions)	$708	$848	$1,360	$922	$3,838	$631	$729			$1,360
Core EPS - Diluted (Non-GAAP) ($/share)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97			$1.80
Effective tax rate	32%	26%	27%	12%	25%	26%	30%			29%

Average Shares Outstanding
Basic (millions)	765.6	765.7	761.7	753.8	761.7	748.9	748.3			748.7
Diluted (millions)	767.0	767.4	763.3	755.4	763.3	750.5	749.5			750.0

Production - Reported
Total US (MBOE/D)	336	358	384	410	372	421	446			434
US oil (MBBL/D)	228	240	256	274	250	277	289			283
Worldwide (MBOE/D)	609	639	681	700	658	719	741			730
Worldwide sales (MBOE/D)	610	622	696	702	658	713	744			728

Realizations
Worldwide oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62	$58.91			$55.86
Worldwide NGL ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14	$18.00			$18.07
Domestic gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36	$0.23			$0.77

Cash Flows ($ millions)
Operating before working capital	$1,697	$1,988	$2,553	$1,875	$8,113	$1,832	$1,771			$3,603
Working capital changes	(688)	(232)	(149)	548	(521)	(884)	242			(642)
Other, net	-	-	-	77	77	-	-			-
Operating cash flow	$1,009	$1,756	$2,404	$2,500	$7,669	$948	$2,013			$2,961
Capital expenditures	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)	$(1,211)			$(2,470)

		2018					2019
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income
Reported Income ($ millions)	$708	$1,556	$3,425	$4,131		$631	$1,266
Reported EPS - Diluted ($/share)	$0.92	$2.02	$4.45	$5.39		$0.84	$1.68
Effective tax rate	32%	29%	28%	26%		26%	30%

Core Income (Non-GAAP) ($ millions)	$708	$1,556	$2,916	$3,838		$631	$1,360
Core EPS - Diluted (Non-GAAP) ($/share)	$0.92	$2.02	$3.79	$5.01		$0.84	$1.80
Effective tax rate	32%	29%	28%	25%		26%	29%

Average Shares Outstanding
Basic (millions)	765.6	765.7	764.3	761.7		748.9	748.7
Diluted (millions)	767.0	767.2	765.8	763.3		750.5	750.0

Production - Reported
Total US (MBOE/D)	336	347	359	372		421	434
US oil (MBBL/D)	228	234	241	250		277	283
Worldwide (MBOE/D)	609	624	643	658		719	730
Worldwide sales (MBOE/D)	610	616	643	658		713	728

Realizations
Worldwide oil ($/BBL)	$61.04	$62.07	$62.29	$60.64		$52.62	$55.86
Worldwide NGL ($/BBL)	$25.35	$26.34	$27.54	$26.25		$18.14	$18.07
Domestic gas ($/MCF)	$2.06	$1.76	$1.70	$1.59		$1.36	$0.77

Cash Flows ($ millions)
Operating before working capital	$1,697	$3,685	$6,238	$8,113		$1,832	$3,603
Working capital changes	(688)	(920)	(1,069)	(521)		(884)	(642)
Other, net	-	-	-	77		-	-
Operating cash flow	$1,009	$2,765	$5,169	$7,669		$948	$2,961
Capital expenditures	$(1,032)	$(2,319)	$(3,638)	$(4,975)		$(1,259)	$(2,470)

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2018					2019
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54	$153			$207
Foreign	502	495	571	328	1,896	454	596			1,050
Exploration	(7)	(15)	(13)	(40)	(75)	(24)	(23)			(47)
	750	780	767	145	2,442	484	726			1,210
Chemical	298	317	321	223	1,159	265	208			473
Midstream and Marketing	179	250	1,698	675	2,802	279	331			610
Segment Income	1,227	1,347	2,786	1,043	6,403	1,028	1,265			2,293
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(143)			(226)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(181)			(270)
Pre-tax Income	1,047	1,150	2,579	832	5,608	856	941			1,797
Taxes
Federal and state	(95)	(76)	(362)	70	(463)	(74)	(38)			(112)
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)	(268)			(419)
Net Income	$708	$848	$1,869	$706	$4,131	$631	$635			$1,266

Reported earnings per share
Basic	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84			$1.68
Diluted	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84			$1.68

Effective Tax Rate	32%	26%	28%	15%	26%	26%	33%			30%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-			$-
Foreign	-	-	(196)	(220)	(416)	-	-			-
Exploration	-	-	-	-	-	-	-			-
	-	-	(196)	(220)	(416)	-	-			-
Chemical	-	-	-	-	-	-	-			-
Midstream and Marketing	-	-	902	5	907	-	-			-
Segment Income (Loss)	-	-	706	(215)	491	-	-			-
Corporate
Interest	-	-	-	-	-	-	(57)			(57)
Other	-	-	-	-	-	-	(50)			(50)
Pre-tax Income (Loss)	-	-	706	(215)	491	-	(107)			(107)
Taxes
Federal and state	-	-	(197)	(1)	(198)	-	13			13
Foreign	-	-	-	-	-	-	-			-
Net Income (Loss)	$-	$-	$509	$(216)	$293	$-	$(94)			$(94)

Core Results (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54	$153			$207
Foreign	502	495	767	548	2,312	454	596			1,050
Exploration	(7)	(15)	(13)	(40)	(75)	(24)	(23)			(47)
	750	780	963	365	2,858	484	726			1,210
Chemical	298	317	321	223	1,159	265	208			473
Midstream and Marketing	179	250	796	670	1,895	279	331			610
Segment Income	1,227	1,347	2,080	1,258	5,912	1,028	1,265			2,293
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(86)			(169)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(131)			(220)
Pre-tax Income	1,047	1,150	1,873	1,047	5,117	856	1,048			1,904
Taxes
Federal and state	(95)	(76)	(165)	71	(265)	(74)	(51)			(125)
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)	(268)			(419)
Core Income	$708	$848	$1,360	$922	$3,838	$631	$729			$1,360

Core earnings per share
Basic	$0.92	$1.10	$1.78	$1.22	$5.02	$0.84	$0.97			$1.81
Diluted	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97			$1.80

Effective Tax Rate	32%	26%	27%	12%	25%	26%	30%			29%

Non-GAAP Measure

Core income is a non-GAAP measure.  Occidental defines core income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount.  These events may recur, even across successive reporting periods.  This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods.  Reported net income is considered representative of management’s performance over the long term, and core income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2018					2019
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42	$119			$161
Foreign	255	247	260	62	824	248	351			599
Exploration	(7)	(12)	(11)	(34)	(64)	(22)	(21)			(43)
	447	468	412	(83)	1,244	268	449			717
Chemical	230	247	248	160	885	205	159			364
Midstream and Marketing	146	209	1,342	541	2,238	227	274			501
Segment Income	823	924	2,002	618	4,367	700	882			1,582
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(130)			(213)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(181)			(270)
Taxes	65	121	74	299	559	103	64			167
Net Income	$708	$848	$1,869	$706	$4,131	$631	$635			$1,266

Reported earnings per share
Basic	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84			$1.68
Diluted	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84			$1.68

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-			$-
Foreign	-	-	(196)	(220)	(416)	-	-			-
Exploration	-	-	-	-	-	-	-			-
	-	-	(196)	(220)	(416)	-	-			-
Chemical	-	-	-	-	-	-	-			-
Midstream and Marketing	-	-	705	4	709	-	-			-
Segment Income (Loss)	-	-	509	(216)	293	-	-			-
Corporate
Interest	-	-	-	-	-	-	(44)			(44)
Other	-	-	-	-	-	-	(50)			(50)
Taxes	-	-	-	-	-	-	-			-
Net Income (Loss)	$-	$-	$509	$(216)	$293	$-	$(94)			$(94)

Core Results (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42	$119			$161
Foreign	255	247	456	282	1,240	248	351			599
Exploration	(7)	(12)	(11)	(34)	(64)	(22)	(21)			(43)
	447	468	608	137	1,660	268	449			717
Chemical	230	247	248	160	885	205	159			364
Midstream and Marketing	146	209	637	537	1,529	227	274			501
Segment Income	823	924	1,493	834	4,074	700	882			1,582
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(86)			(169)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(131)			(220)
Taxes	65	121	74	299	559	103	64			167
Core Income	$708	$848	$1,360	$922	$3,838	$631	$729			$1,360

Core earnings per share
Basic	$0.92	$1.10	$1.78	$1.22	$5.02	$0.84	$0.97			$1.81
Diluted	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97			$1.80

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84			$1.68
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-			$-
Foreign	-	-	(0.26)	(0.29)	(0.55)	-	-			-
Exploration	-	-	-	-	-	-	-			-
Chemical	-	-	-	-	-	-	-			-
Midstream and Marketing	-	-	0.93	-	0.93	-	-			-
Corporate
Interest	-	-	-	-	-	-	(0.06)			(0.06)
Other	-	-	-	-	-	-	(0.07)			(0.06)
Taxes	-	-	-	-	-	-	-			-
Total After-Tax Non-Core Adjustments	$-	$-	$0.67	$(0.29)	$0.38	$-	$(0.13)			$(0.12)

Core Diluted Earnings Per Share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97			$1.80

Average Diluted Shares Outstanding (millions)	767.0	767.4	763.3	755.4	763.3	750.5	749.5			750.0

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core income divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2018					2019
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
No non-core items	$-	$-	$-	$-	$-	$-	$-			$-
	-	-	-	-	-	-	-			-
Foreign
Asset impairments and related items	-	-	(196)	(220)	(416)	-	-			-
	-	-	(196)	(220)	(416)	-	-			-

Total Oil and Gas	-	-	(196)	(220)	(416)	-	-			-

Chemical
No non-core items	-	-	-	-	-	-	-			-
Total Chemical	-	-	-	-	-	-	-			-

Midstream and Marketing
Asset and equity investment gains	-	-	902	5	907	-	-			-
Total Midstream and Marketing	-	-	902	5	907	-	-			-

Corporate
APC transaction costs & debt financing	-	-	-	-	-	-	(107)			(107)
Total Corporate	-	-	-	-	-	-	(107)			(107)

Taxes	-	-	(197)	(1)	(198)	-	13			13
Totals	$-	$-	$509	$(216)	$293	$-	$(94)			$(94)

			2018					2019
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
No non-core items	$-	$-	$-	$-	$-	$-	$-			$-
	-	-	-	-	-	-	-			-
Foreign
Asset impairments and related items	-	-	(196)	(220)	(416)	-	-			-
	-	-	(196)	(220)	(416)	-	-			-

Total Oil and Gas	-	-	(196)	(220)	(416)	-	-			-

Chemical
No non-core items	-	-	-	-	-	-	-			-
Total Chemical	-	-	-	-	-	-	-			-

Midstream and Marketing
Asset and equity sales gains	-	-	705	4	709	-	-			-
Total Midstream and Marketing	-	-	705	4	709	-	-			-

Corporate
APC transaction costs & debt financing	-	-	-	-	-	-	(94)			(94)
Total Corporate	-	-	-	-	-	-	(94)			(94)

Taxes	-	-	-	-	-	-	-			-
Income (Loss)	-	-	509	(216)	293	-	(94)			(94)
Totals	$-	$-	$509	$(216)	$293	$-	$(94)			$(94)

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$2,454	$2,531	$2,889	$2,567	$10,441	$2,351	$2,718			$5,069
Chemical	1,154	1,176	1,185	1,142	4,657	1,059	998			2,057
Midstream and Marketing	389	603	1,367	1,297	3,656	816	909			1,725
Eliminations	(234)	(227)	(225)	(244)	(930)	(222)	(205)			(427)
	3,763	4,083	5,216	4,762	17,824	4,004	4,420			8,424
Interest, dividends and other income	29	38	34	35	136	78	41			119
Gains on sale of assets, net	33	10	926	5	974	7	15			22
	3,825	4,131	6,176	4,802	18,934	4,089	4,476			8,565

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,350	1,365	1,443	1,605	5,763	1,345	1,386			2,731
Purchased commodities	13	100	343	349	805	365	431			796
Selling, general and administrative expenses	130	142	151	162	585	140	163			303
Other operating and non-operating expenses	177	260	280	311	1,028	238	260			498
Taxes other than on income	108	115	110	106	439	111	123			234
Depreciation, depletion and amortization	921	947	1,023	1,086	3,977	973	1,031			2,004
Asset impairments and related items	30	12	214	305	561	-	-			-
Anadarko transaction-related costs	-	-	-	-	-	-	50			50
Exploration expense	15	21	24	50	110	36	35			71
Interest and debt expense, net	97	97	96	99	389	98	153			251
	2,841	3,059	3,684	4,073	13,657	3,306	3,632			6,938
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	984	1,072	2,492	729	5,277	783	844			1,627
Provision for domestic and foreign income taxes	(339)	(302)	(710)	(126)	(1,477)	(225)	(306)			(531)
Income from equity investments	63	78	87	103	331	73	97			170
NET INCOME	$708	$848	$1,869	$706	$4,131	$631	$635			$1,266

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84			$1.68
DILUTED EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84			$1.68

DIVIDENDS PER COMMON SHARE	$0.77	$0.77	$0.78	$0.78	$3.10	$0.78	$0.78			$1.56

AVERAGE COMMON SHARES OUTSTANDING
BASIC	765.6	765.7	761.7	753.8	761.7	748.9	748.3			748.7
DILUTED	767.0	767.4	763.3	755.4	763.3	750.5	749.5			750.0

Reconciliation - Return on Capital Employed
Net Income					$4,131		$1,266
Interest and debt expense, net					389		251
Interest income					(33)		(25)
Income tax					(75)		(47)
Net Income plus after-tax net interest expense					$4,412		$1,445

Net Income plus after-tax net interest expense (annualized)					$4,412		$2,890

Long-term debt, net (current and long-term) at December 31, 2017					$9,828
Total stockholders' equity at December 31, 2017					20,572
Total debt and stockholders' equity at December 31, 2017					$30,400

Long-term debt, net (current and long-term) at December 31, 2018					$10,317		$10,317
Total stockholders’ equity at December 31, 2018					21,330		21,330
Total debt and stockholders’ equity at December 31, 2018					$31,647		$31,647

Long-term debt, net (current and long-term) at June 30, 2019							$10,271
Total stockholders’ equity at June 30, 2019							21,347
Total debt and stockholders’ equity at June 30, 2019							$31,618

Average capital employed					$31,024		$31,633

Return on capital employed (annualized)					14%		9%

Reconciliation - Cash Return on Capital Employed
Net Income plus after-tax net interest expense					$4,412		$1,445
Depreciation, depletion and amortization (DD&A)					3,977		2,004
Net Income plus after-tax net interest expense and DD&A					$8,389		$3,449

Net Income plus after-tax net interest expense and DD&A (annualized)					$8,389		$6,898

Cash return on capital employed (annualized)					27%		22%

Non-GAAP Measure

ROCE is defined by Occidental as net income plus after-tax net interest expense divided by average total debt plus stockholders’ equity. CROCE is ROCE that adds back DD&A. This definition may differ from the definition used by other companies. Management believes that ROCE and CROCE are useful to investors as a performance measure when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. ROCE and CROCE are not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2018				2019
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,606	$1,362	$2,954	$3,033	$1,752	$1,751
Trade receivables, net	5,184	5,521	6,000	4,893	5,310	5,273
Inventories	1,057	1,347	1,009	1,260	1,484	1,582
Assets held for sale	335	1,664	-	-	-	-
Other current assets	712	1,096	1,149	746	724	819
Total current assets	8,894	10,990	11,112	9,932	9,270	9,425
INVESTMENTS
Investments in unconsolidated entities	1,509	1,551	1,568	1,680	1,725	1,777
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,262	71,214	72,980	74,420	75,813	77,004
Accumulated depreciation, depletion and amortization	(39,918)	(40,782)	(41,825)	(42,983)	(43,913)	(44,889)
	31,344	30,432	31,155	31,437	31,900	32,115
OPERATING LEASE ASSETS	-	-	-	-	684	681
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,061	1,094	1,122	805	801	772
TOTAL ASSETS	$42,808	$44,067	$44,957	$43,854	$44,380	$44,770

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$116	$116	$116	$116
Current lease liabilities	-	-	-	-	240	252
Accounts payable	5,059	5,412	5,443	4,885	5,261	5,445
Accrued liabilities	2,011	2,521	2,813	2,411	1,920	2,067
Liabilities of assets held for sale	-	145	-	-	-	-
Total current liabilities	7,070	8,078	8,372	7,412	7,537	7,880
LONG-TERM DEBT, NET	10,309	10,312	10,198	10,201	10,203	10,155
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	659	738	1,162	907	918	950
Asset retirement obligations	1,248	1,244	1,249	1,424	1,430	1,433
Pension and post retirement obligations	1,008	1,010	828	809	816	819
Environmental remediation reserves	729	731	740	762	755	764
Lease liabilities	-	-	-	-	465	445
Other	1,063	1,023	919	1,009	1,020	977
	4,707	4,746	4,898	4,911	5,404	5,388
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	179	179	179	179	179	179
Treasury stock	(9,168)	(9,268)	(10,162)	(10,473)	(10,653)	(10,653)
Additional paid-in capital	7,916	7,967	7,991	8,046	8,083	8,157
Retained earnings	22,107	22,361	23,635	23,750	23,795	23,848
Accumulated other comprehensive loss	(312)	(308)	(154)	(172)	(168)	(184)
Total equity attributable to common stock	20,722	20,931	21,489	21,330	21,236	21,347

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,808	$44,067	$44,957	$43,854	$44,380	$44,770

SCHEDULE 7

Occidental Petroleum Corporation

Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$708	$848	$1,869	$706	$4,131	$631	$635			$1,266
Depreciation, depletion and amortization (see detail below)	921	947	1,023	1,086	3,977	973	1,031			2,004
Deferred income tax (benefit) provision	94	77	379	(179)	371	10	37			47
Asset impairments and other non-cash charges	(26)	116	(718)	262	(366)	218	68			286
Operating cash flow before working capital	1,697	1,988	2,553	1,875	8,113	1,832	1,771			3,603
Working capital changes	(688)	(232)	(149)	548	(521)	(884)	242			(642)
Other, net	-	-	-	77	77	-	-			-
Operating cash flow	1,009	1,756	2,404	2,500	7,669	948	2,013			2,961

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,032)	(1,287)	(1,319)	(1,337)	(4,975)	(1,259)	(1,211)			(2,470)
Payments for purchases of assets and businesses	(177)	(65)	(484)	(202)	(928)	(69)	(7)			(76)
Sales of assets, net	275	55	2,415	79	2,824	16	16			32
Changes in capital accrual	(45)	39	13	48	55	(51)	(57)			(108)
Other investing activities	8	(57)	(39)	(94)	(182)	(52)	(29)			(81)
Investing cash flow	(971)	(1,315)	586	(1,506)	(3,206)	(1,415)	(1,288)			(2,703)

FINANCING CASH FLOW
Cash dividends paid	(592)	(593)	(595)	(594)	(2,374)	(591)	(587)			(1,178)
Purchases of treasury stock	-	(97)	(811)	(340)	(1,248)	(237)	-			(237)
Proceeds from long-term debt, net of issuance costs	978	-	-	-	978	-	(108)			(108)
Payment of long-term debt	(500)	-	-	-	(500)	-	-			-
Other financing activities	10	5	8	19	42	14	(31)			(17)
Financing cash flow	(104)	(685)	(1,398)	(915)	(3,102)	(814)	(726)			(1,540)

Increase (decrease) in cash and cash equivalents	(66)	(244)	1,592	79	1,361	(1,281)	(1)			(1,282)
Cash and cash equivalents - beginning of period	1,672	1,606	1,362	2,954	1,672	3,033	1,752			3,033
Cash and cash equivalents - end of period	$1,606	$1,362	$2,954	$3,033	$3,033	$1,752	$1,751			$1,751

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Permian Resources	$(574)	$(742)	$(783)	$(674)	$(2,773)	$(775)	$(747)			$(1,522)
Permian EOR	(124)	(116)	(119)	(159)	(518)	(133)	(135)			(268)
Other Domestic	(4)	(2)	-	(3)	(9)	(6)	(5)			(11)
Latin America	(28)	(59)	(54)	(71)	(212)	(34)	(35)			(69)
Middle East	(174)	(180)	(160)	(151)	(665)	(155)	(153)			(308)
Exploration Drilling	(36)	(25)	(48)	(127)	(236)	(77)	(40)			(117)
Chemical	(41)	(60)	(74)	(96)	(271)	(38)	(54)			(92)
Midstream and Marketing	(44)	(81)	(68)	(23)	(216)	(26)	(26)			(52)
Corporate	(7)	(22)	(13)	(33)	(75)	(15)	(16)			(31)
	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)	$(1,211)			$(2,470)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$502	$556	$611	$652	$2,321	$570	$615			$1,185
Latin America	27	25	26	24	102	26	37			63
Middle East	208	183	209	231	831	199	200			399
Chemical	87	88	89	90	354	89	92			181
Midstream and Marketing	87	86	78	80	331	79	76			155
Corporate	10	9	10	9	38	10	11			21
	$921	$947	$1,023	$1,086	$3,977	$973	$1,031			$2,004

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2018					2019
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	177	201	225	250	214	261	289			275
Permian EOR	154	153	155	156	154	156	153			155
Other Domestic	5	4	4	4	4	4	4			4
Total	336	358	384	410	372	421	446			434

Latin America	33	32	31	31	32	33	35			34

Middle East
Al Hosn	61	68	81	82	73	82	82			82
Dolphin	36	41	41	40	40	40	40			40
Oman	85	89	88	84	86	91	86			88
Qatar	58	51	56	53	55	52	52			52
Total	240	249	266	259	254	265	260			262

TOTAL REPORTED PRODUCTION	609	639	681	700	658	719	741			730

REPORTED NET PRODUCTION VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	109	123	139	155	132	157	170			164
Permian EOR	117	116	116	118	117	118	117			117
Other Domestic	2	1	1	1	1	2	2			2
Total	228	240	256	274	250	277	289			283
NGLs (MBBL)
Permian Resources	31	37	41	45	38	49	58			53
Permian EOR	28	28	31	30	29	30	29			30
Other Domestic	-	-	1	-	-	-	-			-
Total	59	65	73	75	67	79	87			83
Natural Gas (MMCF)
Permian Resources	222	246	270	300	261	330	364			348
Permian EOR	56	54	48	48	50	46	44			45
Other Domestic	16	16	14	17	16	13	11			12
Total	294	316	332	365	327	389	419			405

Latin America
Oil (MBBL)	32	31	30	30	31	32	34			33
Natural Gas (MMCF)	6	6	6	6	6	7	7			7

Middle East
Oil (MBBL)
Al Hosn	11	12	14	15	13	14	14			14
Dolphin	6	7	7	6	7	6	7			7
Oman	64	65	63	62	63	68	65			66
Qatar	58	51	56	53	55	52	52			52
Total	139	135	140	136	138	140	138			139
NGLs (MBBL)
Al Hosn	19	22	26	26	23	26	26			26
Dolphin	7	8	8	8	8	8	8			8
Total	26	30	34	34	31	34	34			34
Natural Gas (MMCF)
Al Hosn	183	204	246	245	220	250	251			251
Dolphin	139	156	158	154	152	154	152			152
Oman	127	146	148	134	139	140	125			133
Total	449	506	552	533	511	544	528			536

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2018					2019
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	336	358	384	410	372	421	446			434

Latin America	33	31	32	30	32	28	38			33

Middle East
Al Hosn	61	68	81	82	73	82	82			82
Dolphin	37	41	41	41	40	39	41			40
Oman	85	72	102	86	86	91	85			87
Qatar	58	52	56	53	55	52	52			52
Total	241	233	280	262	254	264	260			261

TOTAL REPORTED SALES	610	622	696	702	658	713	744			728

REALIZED PRICES
United States
Oil ($/BBL)	$61.03	$61.08	$56.36	$48.25	$56.30	$48.38	$55.14			$51.85
NGLs ($/BBL)	$26.89	$28.87	$31.82	$23.10	$27.64	$16.79	$16.28			$16.52
Natural Gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36	$0.23			$0.77

Latin America
Oil ($/BBL)	$59.24	$65.66	$69.94	$62.49	$64.32	$55.52	$62.66			$59.67
Natural Gas ($/MCF)	$5.68	$6.07	$6.74	$7.39	$6.43	$7.37	$7.01			$7.19

Middle East
Oil ($/BBL)	$61.45	$66.59	$71.71	$70.30	$67.69	$60.50	$65.83			$63.16
NGLs ($/BBL)	$21.89	$23.58	$24.66	$22.38	$23.20	$21.30	$22.50			$21.89

Total Worldwide
Oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62	$58.91			$55.86
NGLs ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14	$18.00			$18.07
Natural Gas ($/MCF)	$1.82	$1.58	$1.62	$1.51	$1.62	$1.55	$1.03			$1.28

Index Prices
WTI Oil ($/BBL)	$62.87	$67.88	$69.50	$58.81	$64.77	$54.90	$59.82			$57.36
Brent Oil ($/BBL)	$67.18	$74.90	$75.97	$68.08	$71.53	$63.90	$68.32			$66.11
NYMEX Natural Gas ($/MCF)	$2.87	$2.75	$2.88	$3.40	$2.97	$3.24	$2.67			$2.95

Percentage of Index Prices
Worldwide oil as a percentage of WTI	97%	93%	90%	95%	94%	96%	98%			97%
Worldwide oil as a percentage of Brent	91%	84%	82%	82%	85%	82%	86%			84%
Worldwide NGL as a percentage of WTI	40%	40%	43%	39%	41%	33%	30%			32%
Worldwide NGL as a percentage of Brent	38%	36%	39%	34%	37%	28%	26%			27%
Domestic gas as a percentage of NYMEX	72%	54%	55%	39%	54%	42%	9%			26%

SCHEDULE 10

Occidental Petroleum Corporation

Oil and Gas Costs

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.32	$12.80	$12.39	$11.35	$12.41	$11.90	$11.23			$11.55
Latin America	$12.17	$12.17	$13.18	$15.86	$13.32	$14.37	$10.53			$12.14
Middle East	$10.75	$11.44	$10.56	$12.09	$11.20	$10.71	$10.60			$10.65
Total Oil and Gas	$12.24	$12.26	$11.69	$11.82	$11.98	$11.55	$10.97			$11.25

Taxes other than on income ($/BOE)
United States	$3.27	$3.19	$2.91	$2.68	$3.00	$2.79	$2.89			$2.84
Total Oil and Gas	$1.82	$1.86	$1.63	$1.59	$1.72	$1.68	$1.76			$1.72

DD&A expense ($/BOE)
United States	$16.63	$17.07	$17.28	$17.27	$17.08	$15.04	$15.16			$15.10
Latin America	$8.99	$8.95	$8.81	$8.77	$8.88	$10.38	$10.58			$10.50
Middle East	$9.62	$8.58	$8.15	$9.59	$8.96	$8.40	$8.44			$8.42
Total Oil and Gas	$13.44	$13.48	$13.22	$14.05	$13.56	$12.40	$12.58			$12.49

G&A and other operating expenses ($/BOE)	$2.74	$2.96	$3.17	$5.82	$3.79	$2.92	$3.59			$3.26

Exploration Expense ($ millions)
United States	$8	$17	$17	$22	$64	$16	$15			$31
Latin America	1	1	6	11	19	1	9			10
Middle East	6	3	1	17	27	19	11			30
	$15	$21	$24	$50	$110	$36	$35			$71

SCHEDULE 11

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$381	$750	$780	$963		$365	$484
Sales price	235	66	(22)	(325)		(73)	199
Sales volume	(68)	(20)	254	(4)		(127)	85
Operating expenses	(11)	(23)	(54)	(15)		22	(1)
DD&A rate	171	(5)	43	(38)		114	(1)
Exploration expense	41	(7)	(2)	(27)		15	-
All others	1	19	(36)	(189)		168	(40)
Current quarter core income	$750	$780	$963	$365		$484	$726

Chemical
Prior quarter core income	$217	$298	$317	$321		$223	$265
Sales price	36	5	11	(26)		(62)	(56)
Sales volume / mix	(10)	10	15	13		(23)	21
Operations / manufacturing	46	6	(31)	(71)		74	19
All others	9	(2)	9	(14)		53	(41)
Current quarter core income	$298	$317	$321	$223		$265	$208

Midstream and Marketing
Prior quarter core income	$129	$179	$250	$796		$670	$279
Marketing	(9)	121	481	(71)		(375)	56
Gas plants	63	(75)	26	10		(12)	(25)
Pipelines	(6)	20	33	(56)		(28)	41
Power generation	1	5	6	(9)		(1)	5
All others	1	-	-	-		25	(25)
Current quarter core income	$179	$250	$796	$670		$279	$331

Year-over-Year
Oil & Gas
Prior year core income	$220	$117	$139	$381	$857	$750	$780			$1,530
Sales price	410	624	672	9	1,715	(394)	(303)			(697)
Sales volume	(25)	(159)	24	23	(137)	143	297			440
Operating expenses	(24)	(43)	(127)	(103)	(297)	(70)	(49)			(119)
DD&A rate	175	220	255	253	903	112	110			222
Exploration expense	(4)	(13)	(16)	5	(28)	(21)	(14)			(35)
All others	(2)	34	16	(203)	(155)	(36)	(95)			(131)
Current quarter core income	$750	$780	$963	$365	$2,858	$484	$726			$1,210

Chemical
Prior year core income	$170	$230	$200	$217	$817	$298	$317			$615
Sales price	135	86	39	17	277	(64)	(126)			(190)
Sales volume / mix	(33)	(43)	64	22	10	(3)	(8)			(11)
Operations / manufacturing	(12)	48	(5)	(37)	(6)	(13)	17			4
All others	38	(4)	23	4	61	47	8			55
Current quarter core income	$298	$317	$321	$223	$1,159	$265	$208			$473

Midstream and Marketing
Prior year core income (loss)	$(47)	$25	$4	$129	$111	$179	$250			$429
Marketing	129	203	697	521	1,550	158	92			250
Gas plants	77	15	39	27	158	(48)	(1)			(49)
Pipelines	23	11	52	(9)	77	(31)	(15)			(46)
Power generation	(3)	1	4	2	4	-	-			-
All others	-	(5)	-	-	(5)	21	5			26
Current quarter core income	$179	$250	$796	$670	$1,895	$279	$331			$610